SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    May 29, 2002

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0-13442	93-0786033
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8005 S.W. Boeckman Road, Wilsonville, Oregon    97070-7777

(Address of principal executive offices)                            (Zip Code)

(503) 685-7000

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

On May 29, 2002, Mentor Graphics Corporation, an Oregon corporation (“Mentor Graphics”), closed its tender offer (“Offer”) for all the outstanding shares of common stock of Innoveda, Inc. (“Innoveda”). The Offer expired at 12:00 midnight New York City time on Tuesday, May 28, 2002. Based on final information provided by Wilmington Trust Company, the depositary for the Offer, as of the close of business on May 29, 2002, 40,421,246 shares of Innoveda common stock had been validly tendered into the Offer, which represents approximately 93.6% of Innoveda’s outstanding common stock (based upon 43,191,856 shares outstanding as of June 4, 2002). The Offer was made pursuant to an Agreement and Plan of Merger, by and among Mentor Graphics, Indiana Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Mentor Graphics (“Purchaser”), and Innoveda, dated as of April 23, 2002 (the “Merger Agreement”). The details of the tender offer were disclosed in a Tender Offer Statement on Schedule TO that Mentor Graphics filed with the Securities and Exchange Commission on April 30, 2002.

Purchaser has accepted for payment and paid $3.95 per share in cash for all validly tendered shares. Mentor Graphics financed the acquisition by selling $172,500,000 of its 6-7/8% Convertible Subordinated Notes Due 2007 pursuant to Rule 144A, and through cash and available borrowings.

In accordance with the Merger Agreement, on June 5, 2002, Purchaser was merged (the “Merger”) with and into Innoveda with the surviving company becoming a wholly-owned subsidiary of Mentor Graphics. All remaining Innoveda stockholders who did not tender their shares in the tender offer will be paid the same $3.95 per share in cash paid in the tender offer, unless such holders have properly exercised their appraisal rights under Delaware law. Innoveda shares have been delisted from the Nasdaq National Market and are no longer publicly traded.

Mentor Graphics also closed its tender offer to acquire all outstanding shares of IKOS Systems, Inc. on March 27, 2002, and IKOS became a wholly-owned subsidiary of Mentor Graphics on April 17, 2002. The pro forma impact of this acquisition was reflected in Mentor Graphics’ Current Report on Form 8-K/A dated May 29, 2002. In an effort to reflect the combined impact of the IKOS and Innoveda acquisitions, the historical statements and pro forma adjustments related to IKOS have been incorporated herein by reference as indicated in Item 7 below.

Item 7. Pro Forma Financial Information and Exhibits.

(a)	Financial Statements:

Innoveda unaudited Condensed Consolidated Balance Sheet as of March 30, 2002, and related unaudited Condensed Consolidated Statements of Operations and Cash Flows for the quarters ended March 30, 2002 and March 31, 2001, filed as Exhibit 99.1 and incorporated herein by reference.

Innoveda audited Consolidated Balance Sheets as of December 29, 2001 and December 30, 2000, and related audited Consolidated Statements of Operations, Comprehensive Income (Loss), Stockholders’ Equity and Cash Flows for each of the years in the three-year period ended December 29, 2001, filed as Exhibit 99.2 and incorporated herein by reference.

IKOS unaudited Condensed Consolidated Balance Sheet as of December 29, 2001, and related unaudited Consolidated Statements of Income and Cash Flows for the three months ended December 29, 2001 and December 30, 2000, filed as Exhibit 99.3 and incorporated herein by reference.

IKOS audited Consolidated Balance Sheets as of September 29, 2001 and September 30, 2000, and related audited Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for each of the three fiscal years in the period ended September 29, 2001, filed as Exhibit 99.4 and incorporated herein by reference.

(b)	Pro Forma Financial Information:

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of March 31, 2002, Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the three month period ended March 31, 2002 and for the year ended December 31, 2001, and notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements, filed as Exhibit 99.5 and incorporated herein by reference.

(c)	Exhibits:

99.1
Innoveda unaudited Condensed Consolidated Balance Sheet as of March 30, 2002, and related unaudited Condensed Consolidated Statements of Operations and Cash Flows for the quarters ended March 30, 2002 and March 31, 2001, filed as Exhibit 99.2 to Current Report on Form 8-K dated May 29, 2002 and incorporated herein by reference.

99.2
Innoveda audited Consolidated Balance Sheets as of December 29, 2001 and December 30, 2000, and related audited Consolidated Statements of Operations, Comprehensive Income (Loss), Stockholders’ Equity and Cash Flows for each of the years in the three-year period ended December 29, 2001, filed as Exhibit 99.3 to Current Report on Form 8-K dated May 29, 2002 and incorporated herein by reference.

99.3
IKOS unaudited Condensed Consolidated Balance Sheet as of December 29, 2001, and related unaudited Consolidated Statements of Income and Cash Flows for the three months ended December 29, 2001 and December 30, 2000, filed as pages F-20 to F-27 of Amended Current Report on Form 8-K/A dated May 29, 2002 and incorporated herein by reference.

99.4
IKOS audited Consolidated Balance Sheets as of September 29, 2001 and September 30, 2000, and related audited Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for each of the three fiscal years in the period ended September 29, 2001, filed as pages F-1 to F-19 of Amended Current Report on Form 8-K/A dated May 29, 2002 and incorporated herein by reference.

99.5
Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of March 31, 2002, Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the three month period ended March 31, 2002 and for the year ended December 31, 2001, and notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2002
MENTOR GRAPHICS CORPORATION (Registrant)

By:	/S/ GREGORY K. HINCKLEY
Gregory K. Hinckley President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Innoveda unaudited Condensed Consolidated Balance Sheet as of March 30, 2002, and related unaudited Condensed Consolidated Statements of Operations and Cash Flows for the quarters ended March 30, 2002 and March 31, 2001, filed as Exhibit 99.2 to Current Report on Form 8-K dated May 29, 2002 and incorporated herein by reference.

99.2
Innoveda audited Consolidated Balance Sheets as of December 29, 2001 and December 30, 2000, and related audited Consolidated Statements of Operations, Comprehensive Income (Loss), Stockholders’ Equity and Cash Flows for each of the years in the three-year period ended December 29, 2001, filed as Exhibit 99.3 to Current Report on Form 8-K dated May 29, 2002 and incorporated herein by reference.

99.3
IKOS unaudited Condensed Consolidated Balance Sheet as of December 29, 2001, and related unaudited Consolidated Statements of Income and Cash Flows for the three months ended December 29, 2001 and December 30, 2000, filed as pages F-20 to F-27 of Amended Current Report on Form 8-K/A dated May 29, 2002 and incorporated herein by reference.

99.4
IKOS audited Consolidated Balance Sheets as of September 29, 2001 and September 30, 2000, and related audited Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for each of the three fiscal years in the period ended September 29, 2001, filed as pages F-1 to F-19 of Amended Current Report on Form 8-K/A dated May 29, 2002 and incorporated herein by reference.

99.5
Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of March 31, 2002, Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the three month period ended March 31, 2002 and for the year ended December 31, 2001, and notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.